AMENDMENT TO LEASE PURCHASE AGREEMENT

The parties to this Amendment to Lease Purchase Agreement (this “Agreement”), dated as of the 2nd day of April, 2014 (the “Execution Date”), are ALBERTA OIL AND GAS LP (hereinafter referred to as “Seller”), and AXIOM OIL AND GAS CORP (hereinafter referred to as “Buyer”). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS: Buyer and Seller entered into a Lease Purchase Agreement on March 18, 2014 whereby Seller agreed to sell and assign its interest in the Leases to the Buyer; and WHEREAS the Parties have agreed to amend the Lease Purchase Agreement:

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and benefits herein set forth, Seller and Buyer agree as follows:

That paragraph 1.1 (b) of the Lease Purchase Agreement be and is hereby amended by reducing the number of the Shares to be issued to Seller by Buyer from 7,200,000 to 7,000,000.

This Agreement may be executed by Seller and Buyer in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument, and the delivery of such counterparts may be via facsimile or email, which shall be as effective as hand delivery of original instruments. In the event of such a facsimile execution, the Parties shall execute and deliver each to the other a fully executed original counterpart of this Agreement within thirty (30) days after such facsimile execution hereof; provided, however, that the failure of the Parties to execute such an original counterpart of this Agreement shall not affect or impair the binding character or enforceability of this Agreement.

EXECUTED as of the Execution Date.

ADDRESSES:	SELLER:

2812 1st Ave. N. Suite 424	ALBERTA OIL AND GAS LP.
Billings, Montana 59101-2312
Attention: Michael H. Altman	By:	/s/ Michael H. Altman
Phone: 604-818-2424		Michael H. Altman
President, Wayne Oil and Gas
E-mail: mhaltman@gmail.com		General Partner of Alberta Oil and Gas LP

ADDRESSES:	BUYER:

1846 E. Innovation Park Dr.	AXIOM OIL AND GAS CORP.
Oro Valley, Arizona 85755
	By:	/s/ Robert Knight
Attention: Robert Knight		Robert Knight
Phone: 303-872-7814		Chairman

E-mail: bob@knightfg.com